GREAT LAKES
DREDGE & DOCK
COMPANY
RIVER & HARBOR
IMPROVEMENTS

INVESTOR PRESENTATION GREAT LAKES DREDGE & DOCK CORPORATION > INFRASTRUCTURE SOLUTIONS 2013 | Q4 INFO@GLDD.COM | GLDD.COM Exhibit 99.1

SAFE HARBOR
GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
This presentation includes “forward-looking” statements within the meaning of Section 27A of the
Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, the Private Securities
Litigation Reform Act of 1995 or in releases made by the SEC, all as may be amended from time to time.
Such statements include declarations regarding the intent, belief, or current expectation of the Company and its management.  The Company cautions that any such forward-looking statements are not guarantees of future performance, and involve a number of risks, assumptions and uncertainties that could cause actual results of the Company and its subsidiaries, or industry results, to differ materially from those expressed or implied by any forward-looking statements contained herein, including, but not limited to, as a result of the factors, risks and uncertainties described in other securities filings of the
Company made with the SEC, such as the Company’s most recent Report on Form 10-K.  You should not place undue reliance upon these forward-looking statements.  Forward-looking statements provided herein are made only as of the date hereof or as a specified date herein and the Company does not have or undertake any obligation to update or revise them, unless required by law.

PRESENTERS
GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
Chief Executive Officer,
Director
> JONATHAN BERGER
Treasurer, Director of
Investor Relations
> WILLIAM STECKEL
Senior Vice President,
Chief Financial Officer
> KATIE HAYES
> Board member since December 2006
> Former Managing Director and
Co-head of Corporate Finance
for Navigant Consulting, Inc.
> Former partner at KPMG, LLP and
past National Partner in charge of
Corporate Finance at KPMG
> Previously served as CEO,
president, CFO and treasurer at
Daystar Technologies, Inc.
> Served as senior vice president,
CFO and treasurer at Norwood
Promotional Products
> Held management positions
with Invensys in its Lambda
Power, Seibe Climate Controls
and CTS Corporation Divisions
> Named Treasurer in March 2011
> Served as Director of Investor
Relations since the Company
went public in 2006
> Joined the Company in 2006 and
has over 20 years of accounting
and finance experience
> Previously worked at
TransUnion as Director of
Corporate Accounting.

01 ABOUT US GREAT LAKES DREDGE & DOCK CORPORATION > INFRASTRUCTURE SOLUTIONS INFO@GLDD.COM | GLDD.COM 4

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
> WHO IS GREAT LAKES
DREDGE & DOCK CORPORATION?
> Domestic Dredging
> International Dredging
> Environmental Services
> Demolition
ABOUT US
01
Infrastructure & Environmental

ABOUT US
01
GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
> DREDGING & THE ECONOMY
“The health of the U.S. economy depends, in part, upon the vitality and expansion of international trade.
International trade depends upon the Nation’s navigation infrastructure, which serves as a conduit for transportation, trade, and tourism and connects us to the global community.
Marine transportation is one of the most efficient, effective, safe and environmentally sound ways to transport people and goods. It is a keystone of the U.S. economy. Ninety-five percent of our international trade moves through the Nation’s ports.”
>> Honorable Jo-Ellen Darcy, Assistant Secretary of the Army (Civil Works) <<

> DREDGING WORLDWIDE WHERE WE HAVE WORKED COUNTRIES WHERE WE SEE OPPORTUNITIES GLOBAL REACH 7

02 FUTURE GROWTH GREAT LAKES DREDGE & DOCK CORPORATION > INFRASTRUCTURE SOLUTIONS INFO@GLDD.COM | GLDD.COM 8

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
FUTURE GROWTH
02
GROW PURSUE EXPAND CAPITALIZE ENHANCE BUILD
Build upon Great
Lakes’
preeminent
position in the
U.S. dredging
market
Enhance the
Company’s
operating
capabilities via
prudent and
cost-effective
investments and
asset
management
Capitalize on
adjacent market
opportunities in
the Company’s
domestic markets
Expand the
Company’s
presence in
foreign markets
Pursue growth
opportunities in
the environmental
remediation
market
Looking at
acquisitions that
fit in well with our
strategy
> WHERE ARE WE GOING
Great Lakes intends to grow the business by continuing to execute the following strategies:
Announced construction of Hopper Dredge - strategic investment by the Company in providing the most productive, efficient and capable dredging equipment in the domestic industry
The 12/31/12 Terra Contracting acquisition fits
the Company’s strategic vision to gain a stronger
foothold in the environmental remediation market.

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
FUTURE GROWTH
02
> ACQUISITION OF TERRA CONTRACTING, LLC
> On December 31, 2012, Great Lakes acquired the assets of Terra
Contracting, LLC (Terra).
> Terra is a respected provider of a wide variety of essential services for environmental, maintenance and infrastructure-related applications.
> Headquartered in Kalamazoo, MI, Terra employs approximately 200 engineering, operations and administrative staff and serves customers in more than thirty states in the environmental, infrastructure, energy, industrial, transportation, waste water and construction sectors.
> Terra will broaden our demolition segment with additional services and expertise as well as expand our footprint in the Midwest. Terra reinforces our efforts to develop relationships with larger industrial and governmental clients. Additionally, our rivers & lakes operations can leverage Terra's environmental remediation focus to accelerate its participation in the environmental dredging market.
> The purchase price was approximately $26 million.
> The Company has announced that it is assessing strategic alternatives with respect to its historical demolition business – which would not include Terra
Contracting.

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
FUTURE GROWTH
02
> INFRASTRUCTURE & ENVIRONMENTAL
INLAND
DREDGING
PORT
DEEPENING
PORT
MAINTENANCE
COASTAL
RESTORATION
COASTAL
PROTECTION
LAND
RECLAMATION
DEMOLITION
CONTRACTORS*
SITE
DEVELOPMENT
BRIDGE
DEMOLITION*
HAZARDOUS
MATERIAL
REMOVAL
SERVICES
SEDIMENT
& SOIL
REMEDIATION
LEVEE
CONSTRUCTION
ENVIRONMENTAL
& REMEDIATION
SERVICES

* The Company has announced that it is assessing strategic alternatives with respect to its historical demolition business.

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
FUTURE GROWTH
02
> INFRASTRUCTURE & ENVIRONMENTAL
INLAND
DREDGING
PORT
DEEPENING
PORT
MAINTENANCE
COASTAL
RESTORATION
COASTAL
PROTECTION
LAND
RECLAMATION
DEMOLITION
CONTRACTORS*
SITE
DEVELOPMENT
BRIDGE
DEMOLITION*
HAZARDOUS
MATERIAL
REMOVAL
SERVICES
SEDIMENT
& SOIL
REMEDIATION
LEVEE
CONSTRUCTION
ENVIRONMENTAL
& REMEDIATION
SERVICES

* The Company has announced that it is assessing strategic alternatives with respect to its historical demolition business.

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
FUTURE GROWTH
02
> U.S. port deepening, post
Panama Canal deepening
> Gulf Coast Restoration
> Other sources of dredging
demand include port development
and levee repair/replacement
> RESTORE Act requires 80% of
penalties to be deposited into a
coastal protection works fund
which includes dredging
> Calls for appropriations of HMTF
monies so that total budget
resources on harbor maintenance
will be equal to the level of receipts
> Senate and House passed their
versions of WRDA with favorable
HMTF reform language. Could be
reconciled and passed before
year-end
> Provides a very high level of attention
and funding for coastal protection
work
> Provides a surge in work load for the
balance of the year and perhaps into
next year. It is anticipated that the
attention will result in increased
sustainable funding in future years.
> Provides $800 million for
maintenance dredging in addition to
Corps’ annual budget
ATTRACTIVE NEAR & LONG-TERM
CATALYSTS IN U.S. DREDGING MARKET
MAP-21 TRANSPORTATION BILL
SANDY SUPPLEMENTAL
APPROPRIATIONS BILL

DELAWARE  40’
NEW YORK  50’
BOSTON  40’
CHARLESTON  45’
SAVANNAH  42’
JACKSONVILLE  40’
PORT EVERGLADES  42’
MIAMI  42’
MOBILE  45’
NEW ORLEANS  45’
HOUSTON  45’
SAN DIEGO  35’
PORTS WITH DEEPENING EXPEDITED
BY OBAMA ADMINISTRATION
PORTS WITH PLANS FOR EXPANSION
> PORTS WITH PLANS FOR EXPANSION
International trade, particularly in the intermodal container shipping business, is undergoing significant change as a result of the Panama Canal expansion. Many shipping lines have announced plans to deploy larger ships which, due to channel dimension requirements, currently cannot use many U.S. East and Gulf Coast ports.
PORTS

03 DREDGING OVERVIEW GREAT LAKES DREDGE & DOCK CORPORATION > INFRASTRUCTURE SOLUTIONS INFO@GLDD.COM | GLDD.COM 15

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
DREDGING OVERVIEW
03
CAPITAL COASTAL PROTECTION MAINTENANCE
INTERNATIONAL RIVERS & LAKES
Deepening ports, land reclamation, and
excavation of underwater trenches
Bid Market Share* 29%
Creating and rebuilding beaches
Bid Market Share* 60%
Maintaining depth of shipping channels
Bid Market Share* 31%
International land reclamations, channel
deepening and port infrastructure development
3-year Average Revenue  $91M
Inland maintenance and lake dredging,
Environmental and habitat restoration
Bid Market Share* 43%
*The Company’s bid market is defined as the aggregate dollar value of domestic projects on which the Company bid or could have bid if not for capacity constraints. Bid market share represents bid market average over the prior three years.

5%
24%
19%
18%
15%
19%

3%
24%
15%
9%
19%
30%

13%
3%
5%
37%
6%
5%
31%

6%
2%
6%
12%
55%
16%
3%

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
DREDGING OVERVIEW
03
> LARGEST PROVIDER OF DREDGING
YTD Q3 2013
REVENUE
BY WORK TYPE
$541 MILLION
2012 REVENUE
BY WORK TYPE
$688 MILLION
2012 DOMESTIC
DREDGING BID
MARKET SHARE
DOM. BID MARKET:
$939 MILLION
YTD Q3 2013
DOMESTIC
DREDGING BID
MARKET SHARE
DOM. BID MARKET:
$1,059 MILLION
GREAT LAKES
DON JON
NORFOLK
DUTRA
ORION
WEEKS
MANSON
OTHER
CAPITAL
DEMOLITION
MAINTENANCE
RIVERS & LAKES
COASTAL PROTECTION
FOREIGN

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
> 20 Vessels*: 16 U.S., 4 Middle East
(19 U.S. flagged)
> Including the only two large electric
cutterhead dredges available in the
U.S. for environmentally sensitive
regions requiring lower emissions
> 7 Vessels: 4 U.S., 3 Middle East,
(4 U.S. flagged)
> Highly mobile, able to operate
in rough waters
> Little interference with other
ship traffic
> 5 Vessels: 3 U.S., 2 International,
(All U.S. flagged)
> Operates one of two environmentally
friendly electric clamshell dredges in
the U.S.
> Maneuverability in tight areas such
as docks and terminals
HYDRAULIC
HOPPER MECHANICAL
DREDGING OVERVIEW
03
*Note: Nine vessels were added from 2010 rivers & lakes acquisition which are hydraulic but have less capacity, ideal for rivers and environmental dredging.
+ 19 Material Transportation Barges and Over 160 Other Specialized Support Vessels
> LARGE & FLEXIBLE FLEET, U.S. & INTERNATIONAL MARKETS

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
DREDGING OVERVIEW
03
The dredge represents a strategic investment
by the Company in providing the most
productive, efficient and capable dredging
equipment in the domestic industry.
> ARTICULATED TUG HOPPER DREDGE
> Build the low cost producer for U.S. Hopper Market
> Improve operating margins
> GLDD capacity grows and new technology positions us as the low cost hopper dredging competitor, expanding market leadership role
> Meet future market needs with HMTF & Gulf Coastal Restoration
> Positions us for competitive advantage in new market opportunities
GREAT LAKES’ HOPPER DREDGE OBJECTIVES:
> Currently in design phase with expected
completion in 2016
> GLDD is in discussions with other shipyards
to proceed with construction of the vessel
NEW HOPPER DREDGE
GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
DREDGING OVERVIEW
03
> TWO NEW MATERIAL SCOWS
> The scows will be used primarily on capital deepening and coastal restoration work on the East and Gulf coasts.
> GLDD has become very successful loading scows with cutter suction dredges.
This has allowed us to match the dredging ability of the cutter suction dredges on projects, giving us an effective transportation system and a cost advantage over our competitors.
> Construction of the dredge and scows created approximately 250 new U.S.
shipyard and engineering jobs over the construction period.
GREAT LAKES’ NEW MATERIAL SCOWS
> Estimated cost: $17 million
($8.5 million each)
NEW SCOWS
GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM

04 INVESTMENT HIGHLIGHTS GREAT LAKES DREDGE & DOCK CORPORATION > INFRASTRUCTURE SOLUTIONS INFO@GLDD.COM | GLDD.COM 21

$800.0
$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
$385*
$382
$364
$370
$449
$606
$701**
12.31.08
12.31.09
12.31.10
12.31.11
12.31.12
09.30.13
09.30.13
CAPITAL
MAINTENANCE
COASTAL PROTECTION
FOREIGN
DEMOLITION
RIVERS & LAKES

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
INVESTMENT HIGHLIGHTS
04
*Foreign backlog at December 31, 2008 has been adjusted for the portion of the Diyar contract that became an option pending award in the first quarter of 2009
**Includes domestic dredging low bids and options pending award of $95 million
> BACKLOG
BY WORK TYPE | $ IN MILLIONS

$800
$700
$600
$500
$400
$300
$200
$100
$0
$484.6
$626.3
$687.0
$627.3
$687.6
$480.5
$540.5
2008
2009
2010
2011
2012
YTD Q3 2012
YTD Q3 2013

$120
$100
$80
$60
$40
$20
$0
-$20
-$40
20%
16%
12%
8%
4%
0%
$55.9
$77.6
$103.0
$93.7
$60.9
8.2%
$48.8
9.5%
12.5%
15.0%
14.9%
8.9%
9.0%
2008
2009
2010
2011
2012
YTD Q3 2012
YTD Q3 2013

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
INVESTMENT HIGHLIGHTS
> ANNUAL REVENUE
> ANNUAL ADJUSTED EBITDA*
*Adjusted EBITDA represents net income (loss), adjusted for net interest expense, income taxes, depreciation and amortization expense, accelerated maintenance expense, goodwill impairment and debt restructuring expense. Please see reconciliation of Net Income (Loss) to EBITDA at the end of this presentation.
Note: Great Lakes went public in December 2006
CAPITAL
DEMOLITION
MAINTENANCE
RIVERS & LAKES
INTERSEGMENT
COASTAL PROTECTION
FOREIGN DREDGING DEMOLITION EBITDA MARGIN
04

$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$44.5
$24.7
$66.0 (A)
$30.7
$78.2 (B)
$34.0
$50.1 (C)
2008
2009
2010
2011
2012
YTD Q3 2012
YTD Q3 2013
GROWTH
MAINTENANCE

5
4
3
2
1
0
3.7x
2.4x
1.4x
1.6x
4.4x
3.57x
3.63x
2008
2009
2010
2011
2012
9/30/2012
9/30/2013
NET DEBT / EBITDA

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
INVESTMENT HIGHLIGHTS
04
> CAPEX
$ IN MILLIONS
> LEVERAGE
(A) Includes $14.6 related to the upgrade of the dredge Ohio and $36 related to Matteson acquisition.
(B) Includes$13.7 related to the Empire Pipeline, $3.6 related to the ATB Hopper Dredge, $6.8 related to two new scows and $11.7 related to the Terra Contracting acquisition.
(C) Includes  $14.7 related to the ATB Hopper Dredge and $7.6 related to two new scows.

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
> “Dredging Act” and “Jones Act”
effectively serve as barriers
to entry for non-U.S.-owned
dredging companies
> Demonstrated record of successful
project completion having never
failed to complete a marine project
> U.S. dredging operator with
significant international presence
> Portfolio of flexible fleet enables
repositioning of vessels as necessary
> Added sediment & soil remediation
capabilities with Terra acquisition
> Continuing bridge demolition
business
PROTECTED MARKET
& PROVEN RECORD
INTERNATIONAL PRESENCE
REMEDIATION & DEMOLITION
CAPABILITIES
INVESTMENT HIGHLIGHTS
04

05 REMEDIATION & DEMOLITION SERVICES GREAT LAKES DREDGE & DOCK CORPORATION > INFRASTRUCTURE SOLUTIONS INFO@GLDD.COM | GLDD.COM 26

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
DEMOLITION & SITE  REMEDIATION  SERVICES
05
> DEMOLITION AND SITE REMEDIATION SERVICES
GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
> Major U.S. provider of commercial and industrial demolition services, including bridge demolition;
preferred in New England
> Rated in the Top 10 Demolition Companies According to 2011 Engineering News-Record (ENR)
> Purchased Yankee in 2009; able to offer removal of asbestos and hazardous materials
> Bidding work nationally
> The Company has announced that it is assessing
strategic alternatives with respect to its historical demolition business.
NASDI  &  YANKEE  ENVIRONMENTAL  SERVICES
(IN MILLIONS)
THREE YEAR
AVERAGE
(FY2010-2012) FY 2011 FY 2012
DEMOLITION REVENUE $95 $107 $101

Environmental Remediation, / Site Development Market

($ billion)

Demolition / Site Preparation / Bridge Demolition $9.6
Remediation & Environmental Cleanup $24.4
Site Remediation $9.7
Building Remediation $8.0
Other $4.2
Environmental Emergency Response $2.6

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
• GLDD’s primary focus is in the following
services:
• Remediation and Environmental Clean-up
• Demolition & Wrecking
• Site Preparation and Development
• Brownfield Cleanup and Redevelopment
• Bridge Renovation / Demolition
• Special / Hazardous Waste Disposal
Services
• Industrial and Municipal Services
• Remediation and Environmental Clean-up
Services account for over 70% of the total
market – and is Terra Contracting Services’ and
NASDI’s target market
Market for environmental remediation/ site development services is over
$34 billion
Source: Ibisworld and internal GLDD estimates
Forecasted Annual Growth (2013-2018)
Land Development 5.6%
Demolition & Wrecking 5.9%
Special / Hazardous Waste
Disposal 3.1%
Heavy Infrastructure Construction 3.0%
Remediation & Environmental
Services 1.4%
Average Annual Growth Rate 4.0%
INFRASTRUCTURE SERVICES
05

* The Company has announced that it is assessing strategic alternatives with respect to its historical demolition business – which would not include Terra Contracting.

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
Positive growth is expected over the next five years, primarily driven by the private sector
Aging U.S.
Infrastructure
Expansion of
Energy
Infrastructure
Government
Regulations
Increased
Environmental
Focus
• Decades of minimal capital expenditure in the industrial, oil & gas, utility, and public sectors
• Average U.S. oil refinery was sited and constructed over fifty years ago
• Average age of the U.S. coal fleet is 43 years, with more than half the plants built before 1967
• American Society of Civil Engineers estimates investment needed by 2020 in U.S. infrastructure is
$3.6 Trillion
• Discovery of shale gas and fracking technology have resulted in increased infrastructure spend and expected to lead to need for site cleanups and waste disposal, as well as site remediation and redevelopment
• Expansion and improvement of midstream assets and refining capacity is expected: natural gas, natural gas liquids (NGL), and oil transmission infrastructure spend is estimated to be more than
$250 billion over the next 25 years
• New / specialized waste streams and treatment driving need for increased environmental regulation
• Both federal and state governments have increased oversight of environmental practices, tightened mandates, and increased legislation
• EPA mandates to lower greenhouse gas emissions and improve efficiency of big power plants are expected to increase
• Sustainability is increasingly viewed as a source of revenue and business growth
• Consumers demanding greener technologies, products and services
• Random and unfortunate events (e.g. BP oil spill) require environmental remediation and clean-up,
Hurricane Sandy clean-up is continuing
• Superfund sites in the Northeast due to reduced land inventory are now obtaining funding for environmental clean-up and remediation to develop brownfields
05
DEMAND DRIVERS

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
The market is highly fragmented with approximately 5,000 small, local and regional service providers and a few large public players
• No Dominant Industry Players – large firms offer a range of services across the remediation industry, and may be contracted to complete all the different requirements of a major cleanup.  Smaller firms have competitive edge based on specialized equipment or technology
• High Competition – Competition is growing based on willingness of firms to agree to fixed price contracts.  Contractors are assuming greater risks in relation to performance and liability for damage and injury – larger operators are likely better positioned here
• High Barriers to Entry – Based on increasing share of financial risks associated with the completion of remediation projects.  Fixed price contracts and assuming other liabilities also create high barriers to entry
• Growth and expansion opportunities are to merge or acquire others to exploit economies of scale, or specialize in niche, high-value services
COMPETITIVE LANDSCAPE
05

* The Company has announced that it is assessing strategic alternatives with respect to its historical demolition business – which would not include Terra Contracting.

2013 Market Segmentation
Individuals 10%
State & Local Government 15%
Businesses 40%
Federal Government 34%

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
– Public sector consists of both federal (e.g.,
EPA, DOE, DOD) and state and local
governmental entities
– Private sector end markets include
Construction and Manufacturing, Utilities, Oil
& Gas, Mining and Waste Holding Facilities
Customers include public and private end users as well as environmental consulting engineering and construction (EE&C) firms
CUSTOMERS
05

• Customer base is equally split between public and
private sector
• As federal stimulus funding declines, private sector
players are expected to exhibit higher demand for
remediation services
• Services are procured either directly or via an EE&C firm, which subcontracts parts of jobs to service providers

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
• In some instances, EE&C firms and developers
manage projects on behalf of an end-user
– The EE&C firm / developer sub-contracts
out specific pieces of a project to various
service providers, many of which may offer
a specific capability
• However, companies with a robust suite of
service offerings and sufficient scale are able to
more often be the primary contractor on a job,
thereby collapsing a step in the services value
chain
With broad service capabilities and greater scale, we are better positioned to capture more value by targeting end users directly
Service Provider
(e.g., Terra / NASDI)
Developers and
EE&C Firms
(e.g., Arcadis)
End-Users (e.g., Industrial, Utilities or
Governmental Entities)
ROUTES TO MARKET
BENEFITS OF SELLING DIRECT
• Improved economics
• Greater control over execution and
customer relationships
VALUE CHAIN
05

Engineering Innovation
Project Execution
Accurate Estimating
Commitment to Safety
Mobilizing to Remote Sites
Creativity
GLDD Core Competencies

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
Our core competencies will ensure successful execution of projects in the environmental services market
GLDD CORE COMPETENCIES
05

06 APPENDIX GREAT LAKES DREDGE & DOCK CORPORATION > INFRASTRUCTURE SOLUTIONS INFO@GLDD.COM | GLDD.COM 34

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
APPENDIX
06
FISCAL YEAR ENDING DECEMBER 31,
NINE MONTHS
ENDED JUNE 30,
($ IN MILLIONS) 2008 2009 2010 2011 2012 2012 2013
NET INCOME (LOSS) ATTRIBUTABLE TO
GREAT LAKES DREDGE & DOCK CORPORATION
$5.0 $17.5 $34.6 $16.5 $(2.7) $(3.0) $(23.4)
ACCELERATED MAINTENANCE EXPENSES
4.7 2.2
LOSS ON EXTINGUISHMENT OF DEBT
5.1
IMPAIRMENT OF GOODWILL
21.5
INTEREST EXPENSE - NET
17.0 16.1 13.5 21.7 20.9 15.7 16.7
INCOME TAX PROVISION (BENEFIT)
3.8 11.0 20.6 9.5 (2.0) (2.0) (1.7)
DEPRECIATION AND AMORTIZATION
30.1 33.0 34.3 40.9 40.0 26.6 35.7
ADJUSTED EBITDA
$55.9 $77.6 $103.0 $93.7 $60.9 $39.5 $48.8
> RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA

RETURN ON INITIAL INVESTMENT - $100
170.0%
150.0%
130.0%
110.0%
90.0%
70.0%
50.0%
12.31.06
12.31.07
12.31.08
12.31.09
12.31.10
12.31.11
12.31.12
09.30.13
GLDD
PEERS
RUSSELL 2K
NASDAQ

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
APPENDIX
06
> STOCK PERFORMANCE
12.31.06 12.31.07 12.31.08 12.31.09 12.31.10 12.31.11 12.31.12 06.30.13
GLDD 100.0% 135.2% 64.3% 100.5% 114.3% 86.2% 138.4% 121.2%
PEERS 100.0% 132.6% 89.3% 96.6% 96.8% 79.3% 96.3% 117.7%
RUSSELL 2K 100.0% 97.3% 63.4% 79.4% 99.5% 94.1% 107.8% 124.1%
NASDAQ 100.0% 109.8% 65.3% 93.9% 109.8% 107.9% 125.0% 140.9%
INITIAL INVESTMENT $100
Note: Great Lakes went public in December 2006

GREAT LAKES DREDGE & DOCK CORPORATION > INFRASTRUCTURE SOLUTIONS INFO@GLDD.COM | GLDD.COM 37